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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-75487, 333-91589 and 333-94327) and in the
Registration Statement on Form S-3 (No. 333-33730) of MetroCorp Bancshares, Inc. of our report dated March 19, 1999 relating to the financial statements, which appears in this Annual Report on Form 10-K.


                                 /s/PricewaterhouseCoopers LLP


Houston, Texas
March 14, 2001